Subsidiaries (Schedule of identifiable assets and liabilities acquired - OPC Gat Power Plant) (Details) - OPC Gat Power Plant ("Gat Partnership") [Member] $ in Millions	Mar. 30, 2023 USD ($)
Disclosure of detailed information about business combination [line items]
Cash and cash equivalents	$ 1
Trade and other receivables	6
Property, plant, and equipment - facilities and electricity generation and supply license	172	[1]
Property, plant, and equipment - land owned by the Gat Partnership	23	[2]
Trade and other payables	(7)
Loans from former right holders	(84)	[3]
Deferred tax liabilities	(19)
Identifiable assets, net	92
Goodwill	61	[4]
Total assets, net derecognized upon deconsolidation	$ 153	[5]

[1]	The Group applied IFRS 3 and allocate the fair value of the facilities and the electricity supply license to a single asset. The fair value was determined by an independent appraiser using the income approach, the MultiPeriod Excess Earning Method. The valuation methodology included several key assumptions that constituted the basis for cash flow forecasts, including, among other things, electricity and gas prices, and nominal post-tax discount rate of 8%-8.75%. The said assets are amortized over 27 years from the acquisition date, considering an expected residual value at the end of the assets’ useful life.
[2]	The fair value of the land was determined by an external and independent land appraiser using the discounted cash flow technique (“DCF”) of 8%.
[3]	The loans were repaid immediately after the acquisition date.
[4]	The goodwill arising as part of the business combination reflects the synergy between the activity of the Gat Partnership and the Rotem Power Plant.
[5]	The consideration includes a cash payment of NIS 270 million (approximately $75 million) plus deferred consideration, whose present value is estimated at NIS 285 million (approximately $79 million).